Exhibit 10.99

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                                           January 26, 2012

Export Development Canada,
as Original Certificate Holder and Loan Trustee
150 Slater Street
Ottawa, Canada  K1A 1K3
Attention:  Loans Services & Asset Management

Re:	Colgan Bombardier Trust Indenture and Security Agreements

Ladies and Gentlemen:

Reference is made to (a) the Trust Indenture and Security Agreements between Colgan Air, Inc., as Borrower (“Colgan”), and Export Development Canada (“EDC”), as Loan Trustee, listed on Schedule 1 hereto and any other agreements related thereto (as amended prior to the date hereof, collectively, the “Colgan Agreements”); (b) the Trust Indenture and Security Agreements between Colgan and EDC, as Loan Trustee, listed on Schedule 2 hereto and any other agreements related thereto (as amended prior to the date hereof, collectively, the “Additional Q400 Classic Agreements”); (c) the Trust Indenture and Security Agreements between Colgan and EDC, as Loan Trustee, listed on Schedule 3 hereto and any other agreements related thereto (as amended prior to the date hereof, the “Additional Q400 NextGen Agreements”); (d) the Trust Indenture and Security Agreements between Pinnacle Airlines, Inc., as Borrower (“Pinnacle”), and EDC, as Loan Trustee, listed on Schedule 4 hereto and any other agreements related thereto (as amended prior to the date hereof, collectively, the “Pinnacle Agreements”); (e) the Trust Indenture and Security Agreements between Pinnacle and EDC, as Loan Trustee, listed on Schedule 5 hereto and any other agreements related thereto (as amended prior to the date hereof, collectively, the “Additional Pinnacle Agreements”); and (f) the Trust Indenture and Security Agreements between Colgan and EDC, as Loan Trustee, listed on Schedule 6 hereto and any other agreements related thereto (as amended prior to the date hereof, collectively, the “Engine Agreements”).  The Colgan Agreements, the Additional Q400 Classic Agreements, the Additional Q400 NextGen Agreements, the Pinnacle Agreements, the Additional Pinnacle Agreements and the Engine Agreements are collectively referred to herein as the “Agreements”.  The Colgan Agreements and the Pinnacle Agreements are collectively referred to herein as the “Deferred Agreements”.  Capitalized terms used herein but not otherwise defined shall have the meanings specified in the relevant Agreements.

Colgan and Pinnacle (collectively, “Borrowers”) and Pinnacle Airlines Corp., as guarantor (“Parent”) hereby request that EDC agree to defer any and all payments of principal and interest due during the period from January 14, 2012 (the “Commencement Date”) through and including March 31, 2012 (such period, the “Specified Period”) under the Deferred Agreements, to waive any resulting default or event of default under the Agreements and to forbear from taking any Enforcement Action (as defined below) in connection therewith. In respect thereof EDC agrees as follows:

1. Deferral, Waiver and Forbearance.

(a) EDC hereby agrees that payment by Borrowers or Parent of any and all amounts of principal and interest payable under the Deferred Agreements during the Specified Period (collectively, the “Deferred Payments”), including for the avoidance of doubt each of the payments due on the dates and in the amounts listed on Annex A hereto, shall be deferred until April 2, 2012 (the “Deferred Payment Date”);

(b) EDC waives any Default or Event of Default, howsoever described in the Agreements, and/or any termination right it may have under any and each of the Agreements that may result or be deemed to result from the non-payment by either Borrower or Parent of the Deferred Payments (it being understood that it is the intention of the parties hereto that no Default or Event of Default occur or be deemed to have occurred as a result of such non-payment as evidenced by the deferral effectuated in paragraph (a) above); and

(c) During the Forbearance Period (as defined herein) and so long as no Forbearance Event of Default (as defined herein) shall have occurred and be continuing, EDC agrees to forbear (and hereby instructs the Loan Trustee to forbear) from exercising any Enforcement Action (as defined herein) in respect of the non-payment by either Borrower or Parent of the Deferred Payments during the period commencing on the Commencement Date and ending on the Deferred Payment Date (such period, the “Forbearance Period”).  As used in this Agreement, “Enforcement Action” means (1) the commencement of judicial enforcement proceedings against Parent, Colgan, Pinnacle or any of their respective subsidiaries with respect to the payment of any amounts of principal and interest owed under the Deferred Agreements, (2) the commencement of any foreclosure, enforcement or levy against or seizure of all or any portion of the Collateral (as defined in the Agreements), (3) the declaration that any portion of the unpaid principal amount of advances outstanding (and accrued interest thereon) is immediately due and payable (it being understood that nothing herein is intended to rescind or change in any way the due date of any amounts that are or become due and payable without any such declaration except as expressly set forth herein) or (4) the exercise of any other remedies permitted under the Agreements.  For the avoidance of doubt, and without limitation, the term “Enforcement Action” does not include exercising inspection rights under Section 7.02 of each of the Trust Indenture and Security Agreements set forth on Schedules 1, 2, 3, 4, 5 and 6 hereto and any and all other rights of EDC under the Agreements not otherwise waived herein.

(d) EDC expressly reserves, and shall have, the right to take any Enforcement Action that it elects to take under the Agreements at any time after the expiration of the Forbearance Period, in each case in respect of any Event of Default then existing.

2. Acknowledgments of Parent and Borrowers.  Parent and Borrowers each acknowledge and agree as follows:

(a) Except as otherwise specifically provided in this Agreement, EDC has the right to exercise all rights, powers and remedies provided to EDC under the Agreements or at law or equity or by statute;

(b) Except as otherwise specifically provided in this Agreement, in no event shall the execution and/or delivery of this Agreement or any documents, agreements or instruments of any kind whatsoever related hereto, any provisions of same or otherwise serve to, or be construed or deemed to, release, discharge, diminish, waive, prejudice, impair or otherwise adversely affect in any way whatsoever any obligations, liabilities or rights of any kind whatsoever of any parties, persons or entities of any kind whatsoever pursuant to, the Agreements, which obligations, liabilities and/or rights shall remain in full force and effect in accordance with the original terms and conditions of such applicable documents, instruments or agreements except as otherwise expressly provided in this Agreement.  Without limiting the generality of the foregoing or any other term or provision of this Agreement, in no event whatsoever shall the terms and provisions of this Agreement (or any related documents, agreements or instruments) or otherwise be deemed an agreement by EDC or any other party, person or entity of any kind whatsoever to impair, prejudice, waive, release, discharge, diminish or otherwise adversely affect in any way whatsoever any claims, benefits, indebtedness, indemnities, rights, remedies or recourses of any kind whatsoever available to EDC or to any other party, person or entity of any kind whatsoever against or as to any of Parent or Borrowers (or any other party, person or entity of any kind whatsoever), in connection with any of the Agreements and/or any other applicable party, person or entity of any kind whatsoever, and/or at law or in equity or otherwise; all of such claims, benefits, indemnities, rights, remedies, recourses and other indebtedness available to EDC or any other party, person or entity of any kind whatsoever are hereby expressly reserved by EDC or such other party, person or entity of any kind whatsoever.

(c) EDC’s forbearance is further expressly subject to and conditioned upon each of Parent’s and Borrowers’ strict compliance with each and every term and provision of this Agreement.

(d) Upon the breach by any of Parent or Borrowers of any provision of this Agreement or a Forbearance Event of Default hereunder, EDC, at its option, may withdraw its forbearance hereunder by written notice to Parent and Borrowers.

(e) Each of Parent and Borrowers acknowledge and agree that EDC shall be under no obligation to extend the Forbearance Period and that EDC’s failure to enforce any or all of its remedies under this Agreement, the Agreements, or under law or at equity after the expiration of the current Forbearance Period will not give rise to a further extension of the Forbearance Period absent a written agreement executed by EDC to extend the Forbearance Period.

3. Forbearance Events of Default.  A Forbearance Event of Default shall mean the occurrence of any one or more of the following events:

(a) An Event of Default shall have occurred and be continuing under any one or more of the Agreements (excluding, for the avoidance of doubt, any failure to make the Deferred Payments on the date originally due prior to the effectiveness hereof); or

(b) Any instrument, document, report, schedule or agreement delivered to EDC by any of Parent or Borrowers in connection with this Agreement is untrue or incorrect in any material respect when made or delivered; or

(c) Parent or any Borrower commences or is the subject of a case under the United States Bankruptcy Code (11 U.S.C. §§101 et seq.) or other insolvency proceeding.

Upon the occurrence of any Forbearance Event of Default, EDC may immediately terminate the Forbearance Period and/or pursue any and all additional remedies available to EDC under the Agreements or applicable law.  Upon the termination or expiration of the Forbearance Period, EDC shall be entitled to exercise all of its rights and remedies to the extent provided under the Agreements and applicable law.  Parent and Borrowers each acknowledge that they shall have no claim for damages or otherwise against EDC with respect to any such termination of the Forbearance Period.

4. Reservation of Rights.  The forbearance set forth herein shall be limited precisely as written and, except as expressly set forth herein, neither the fact of EDC’s forbearance nor any other term or provision herein shall, or shall be deemed or construed to, (i) be a consent to any forbearance, waiver, amendment or modification of any term, provision or condition of the Agreements, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which EDC may now or hereafter have pursuant to the Agreements or any other document, agreement, security agreement or instrument executed by any person in connection with or related to the Agreements, or at law or in equity or by statute including, without limitation, with regard to any existing or hereafter arising Event of Default (excluding, for the avoidance of doubt, any failure to make the Deferred Payments on the date originally due prior to the effectiveness hereof) or Forbearance Event of Default, or (iii) impose upon EDC any obligation, express or implied, to consent to any amendment or further modification of the Agreements.  EDC hereby expressly reserves all rights, powers and remedies specifically given to it under the Agreements or now or hereafter existing at law, in equity or by statute.

5. RELEASES.  IN FURTHER CONSIDERATION OF EDC’S EXECUTION OF THIS AGREEMENT, PARENT, PINNACLE AND COLGAN, INDIVIDUALLY AND ON BEHALF OF THEIR RESPECTIVE SUCCESSORS (INCLUDING, WITHOUT LIMITATION, ANY TRUSTEES ACTING ON THEIR BEHALF AND ANY DEBTOR-IN-POSSESSION WITH RESPECT TO THEM), ASSIGNS, SUBSIDIARIES AND AFFILIATES, HEREBY FOREVER RELEASES EDC AND ITS RESPECTIVE SUCCESSORS, ASSIGNS,  OFFICERS, EMPLOYEES, DIRECTORS, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL DEBTS, CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES, DAMAGES, ACTIONS AND CAUSES OF ACTIONS (WHETHER AT LAW OR IN EQUITY) AND OBLIGATIONS OF EVERY NATURE WHATSOEVER, WHETHER LIQUIDATED OR UNLIQUIDATED, WHETHER KNOWN OR UNKNOWN, MATURED OR UNMATURED, FIXED OR CONTINGENT (COLLECTIVELY, “CLAIMS”) THAT PARENT, PINNACLE OR COLGAN MAY HAVE OR ASSERT AGAINST THE RELEASEES WHICH ARISE FROM OR RELATE TO ANY ACTIONS WHICH THE RELEASEES IN COMPLIANCE WITH APPLICABLE LAW MAY HAVE TAKEN OR OMITTED TO TAKE PRIOR TO THE DATE OF THIS AGREEMENT WITH RESPECT TO THE AGREEMENTS AND ANY COLLATERAL.  THIS PROVISION SHALL SURVIVE AND CONTINUE IN FULL FORCE AND EFFECT WHETHER OR NOT (I) PARENT, PINNACLE AND COLGAN SHALL SATISFY ALL OTHER PROVISIONS OF THIS AGREEMENT OR THE AGREEMENTS, (II) THIS AGREEMENT OTHERWISE IS TERMINATED, OR (III) EDC’S FORBEARANCE CEASES PURSUANT TO THIS AGREEMENT.

6. Acknowledgment of Validity and Enforceability of the Agreements.  Parent and Borrowers expressly acknowledge and agree that the Agreements constitute legal, valid and binding obligations enforceable in accordance with their terms by EDC against Parent and Borrowers, and expressly reaffirm each of their respective obligations under the Agreements (as amended by this Agreement), and hereby waive any defenses thereto.  Parent and Borrowers further expressly acknowledge and agree that EDC has a valid, duly perfected, first priority and fully enforceable security interest in and lien on each item of Collateral except as otherwise set forth in the Agreements.  Parent and Borrowers agree that they shall not dispute the validity or enforceability of the Agreements or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of EDC’s security interest in or lien on any item of Collateral, in any judicial, administrative or other proceeding, either during or following the termination or expiration of the Forbearance Period.

7. Execution in Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Facsimile signatures on this Agreement shall have the same force and effect as original signatures.

8. Governing Law.  This Agreement shall be deemed to be made in the State of New York and governed by the laws of New York, all as further provided in the Agreements, which governing law sections are hereby incorporated herein by reference.

9. Prior Agreement Suspended.  This Agreement replaces and supersedes in all respects, the agreement among the parties dated January 20, 2012.  This agreement shall be deemed effective as of January 20, 2012.

    If the foregoing sets forth the complete understanding and agreement of EDC with Parent, Colgan and Pinnacle with respect to the matters set forth herein, please so indicate by signing and returning to Parent one copy of this letter agreement.

Very truly yours, Pinnacle Airlines Corp. By: /s/ Brian T. Hunt Name: Brian T. Hunt Title: Vice President and General Counsel
Colgan Air, Inc. By: /s/ Brian T. Hunt Name: Brian T. Hunt Title: Vice President and General Counsel
Pinnacle Airlines, Inc. By: /s/ Brian T. Hunt Name: Brian T. Hunt Title: Vice President and General Counsel

Agreed to: Export Development Canada, as Original Certificate Holder and Loan Trustee By: /s/ Mauricio Idarraga Name: Mauricio Idarraga Title: Asset Manager
By: /s/ Sean Mitchel Name: Sean Mitchel Title: Principal Asset Management

ANNEX A

Specified Payments

***

Schedule 1

Colgan Agreements

Trust Indenture and Security Agreements for DHC-8-402 Aircraft between Colgan Air, Inc., as Borrower, and Export Development Canada, as Loan Trustee

Trust Indenture and Security Agreement (N188WQ), dated as of January 25, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N190WQ), dated as of January 31, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N191WQ), dated as of January 31, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N195WQ), dated as of February 29, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N196WQ), dated as of March 11, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N213WQ), dated as of July 14, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N214WQ), dated as of July 31, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N323NG), dated as of July 30, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N328NG), dated as of September 24, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N341NG), dated as of January 14, 2011, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N342NG), dated as of January 18, 2011, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N345NG), dated as of January 25, 2011, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N346NG), dated as of January 28, 2011, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N380NG), dated as of September 1, 2011, between Borrower and Loan Trustee.

Schedule 2

Additional Q400 Classic Agreements

Trust Indenture and Security Agreements for DHC-8-402 Aircraft between Colgan Air, Inc., as Borrower, and Export Development Canada, as Loan Trustee

Trust Indenture and Security Agreement (N187WQ), dated as of January 7, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N199WQ), dated as of April 9, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N202WQ), dated as of April 30, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N203WQ), dated as of April 23, 2008 between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N204WQ), dated as of May 1, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N208WQ), dated as of May 29, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N209WQ), dated as of June 11, 2008, between Borrower and Loan Trustee.

Schedule 3

Additional Q400 NextGen Agreements

Trust Indenture and Security Agreements for DHC-8-402 Aircraft between Colgan Air, Inc., as Borrower, and Export Development Canada, as Loan Trustee

        Trust Indenture and Security Agreement (N332NG), dated as of October 15, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N333NG), dated as of October 26, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N336NG), dated as of December 3, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N338NG), dated as of November 12, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N339NG), dated as of December 9, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N34NG), dated as of December 16, 2010, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N356NG), dated as of April 29, 2011, between Borrower and Loan Trustee.

Schedule 4

Pinnacle Agreements

Trust Indenture and Security Agreements for CL-600-2D24 Aircraft between Pinnacle Airlines, Inc., as Borrower, and Export Development Canada, as Loan Trustee

Trust Indenture and Security Agreement (N161PQ), dated as of January 31, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N162PQ), dated as of January 31, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N186PQ), dated as of July 24, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N187PQ), dated as of July 24, 2008, between Borrower and Loan Trustee.

        Trust Indenture and Security Agreement (N170PQ), dated as of March 27, 2008, between Borrower and Loan Trustee.

Schedule 5

Additional Pinnacle Agreements

Trust Indenture and Security Agreements for CL-600-2D24 Aircraft between Pinnacle Airlines, Inc., as Borrower, and Export Development Canada, as Loan Trustee

Trust Indenture and Security Agreement (N146PQ), dated as of October 29, 2007, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N147PQ), dated as of October 31, 2007, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N153PQ), dated as of December 19, 2007, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N166PQ), dated as of April 4, 2008, between Borrower and Loan Trustee.

        Trust Indenture and Security Agreement (N176PQ), dated as of April 29, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N181PQ), dated as of May 29, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N195PQ), dated as of December 18, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N197PQ), dated as of December 18, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N200PQ), dated as of December 18, 2008, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N228PQ), dated as of April 9, 2009, between Borrower and Loan Trustee.

Trust Indenture and Security Agreement (N232PQ), dated as of April 30, 2009, between Borrower and Loan Trustee.

Schedule 6

Engine Agreements

Trust Indenture and Security Agreement (PCE-FA0236), dated as of April 29, 2009, between Colgan and Export Development Canada, as Loan Trustee.

Trust Indenture and Security Agreement (PCE-FA0221), dated as of December 17, 2009, between Colgan and Export Development Canada, as Loan Trustee.